Sundry provisions	12 Months Ended
Dec. 31, 2021
Sundry provisions

23 Sundry provisions

	Note	2021	2020
Provision for environmental damages	(a)	1,035,426	602,490
Provision for customers rebates	(b)	101,253	123,465
Other		152,584	148,253
Total		1,289,263	874,208

Current liabilities		465,051	362,407
Non-current liabilities		824,212	511,801
Total		1,289,263	874,208

(a) Provision for recovery of environmental damages

The provision for recovery of environmental damages is estimated based on current legal and constructive requirements, technology, price levels and expected remediation plans.

Realized costs and cash outflows may differ from current estimates due to the changes in laws and regulations, public expectations, prices, new findings by the ongoing studies and analysis of local conditions and changes in remediation technologies.

The time and value of future expenses related to environmental liabilities are reviewed annually, as well as the interest rate used for discounting them to present value.

The Company operates in several countries and is subject to different environmental laws and regulations inherent to the operations and activities areas. Remediation expenses are incurred during several years due to their complexity and extension. New information on sites, new technologies or future developments, such as involvement in investigations by regulatory agencies, may require that we reevaluate our potential exposure related to environmental matters.

The provision is recorded based on the areas in which remediation actions are necessary. Due to the high complexity in identifying potential environmental impacts, alternative solutions and recovery costs estimations, these estimates can only be made with reasonable assurance after the completion of all phases of the process to identify and investigate environmental liabilities, which are in accordance with the phases and protocols established by environmental agencies.

The Company monitors the areas under study to capture any new facts and changes in circumstances that change the prognosis of actions to be adopted and consequently affect the estimation of provision for environmental remediations.

In 2021, the increase in the provision is mainly due to the implementation of new techniques to remediate the environmental damage.

(b) Rebates

Some sales agreements of the Company provide for a rebate, in products, should certain sales volumes be achieved within the year, six-month period or three-month period, depending on the agreement. The bonus is recognized monthly in a provision, assuming that the minimum contractual amount will be achieved.

(c) Changes in provisions

	Recovery of
	environmental
	damage	Rebate	Other	Total

December 31, 2019	365,155	84,110	55,941	505,206

Additions, monetary adjustments and exchange variation	306,274	150,132	119,831	576,237
Write-offs through usage and payments	(68,939)	(110,777)	(27,519)	(207,235)

December 31, 2020	602,490	123,465	148,253	874,208

Additions, monetary adjustments and exchange variation	576,086	144,710	114,395	835,191
Write-offs through usage and payments	(143,150)	(166,922)	(110,064)	(420,136)

December 31, 2021	1,035,426	101,253	152,584	1,289,263